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                                                                  Exhibit 99.7


                               GUARANTY AGREEMENT
                Compost-Miami Guaranty Pursuant to CCF Agreement
                                October 30, 1998

             ---------------------------------------------------------

         THIS GUARANTY AGREEMENT ("Guaranty") is made, executed and consummated effectively this 30th day of October, 1998 ("Effective Date"), by COMPOST AMERICA HOLDING COMPANY, INC. ("Compost") and MIAMI RECYCLING AND COMPOSTING CO., INC. ("Miami"), and is hereby delivered by Compost and Miami, on the Effective Date, to and for the benefit of LIONHART GLOBAL APPRECIATION FUND, LTD. ("Lionhart"), LIONHART INVESTMENTS, LTD. ("LHI") and GLOBAL EARTHFUND PARTNERS, L.L.C. ("GEP") (Lionhart, LHI and GEP, for purposes of this Guaranty, are sometimes referred to collectively in this Guaranty as the "Lender(s)").

                                    Recitals:

         1. Compost is a New Jersey corporation. The principal office of Compost is located at 320 Grand Avenue, Englewood, New Jersey 07631.

         2. Miami is a Delaware corporation. The principal office of Miami is located at 320 Grand Avenue, Englewood, New Jersey 07631. Bedminster Seacor Services Miami Corporation ("Bedminster") is a Florida corporation. The principal office of Bedminster is located at 320 Grand Avenue, Englewood, New Jersey 07631. Compost is the direct parent of Miami, owns and controls 80.1% of all issued and outstanding capital stock of Miami, and controls Miami. Miami is the direct parent of Bedminster, Bedminster is a direct wholly-owned subsidiary of Miami, and Compost controls Bedminster (which is an indirect controlled subsidiary of Compost).

         3. Lionhart is a British Virgin Islands international business company. The principal office of Lionhart, in the British Virgin Islands, is located at c/o Citco B.V.I. Limited, Post Office Box 662, Road Town, Tortola, British Virgin Islands.

         4. LHI is a United Kingdom limited liability company. The principal office of LHI, in the United Kingdom, is located at 19 Camp Road, Heston Court, Wimbledon, London SW19 4 RH, England.

         5. GEP is an Indiana limited liability company. The principal office of GEP in the United States is c/o John Thomas Drics, Esq., 111 Monument Circle, Suite 312, Indianapolis, Indiana 46204.

         6. On and effective as of October 30, 1998, Compost, Miami, Bedminster, Lionhart, LHI and GEP entered into, executed, consummated and delivered an agreement, entitled "Credit, Capitalization and Financing Agreement" ("CCF Agreement"), which is hereby incorporated by reference. Except as otherwise defined separately in this Guaranty, and/or except as otherwise indicated by the context in this Guaranty, any terms that are capitalized in this Guaranty shall have the same definition and meaning as is ascribed to such terms in the CCF Agreement (and/or in any Credit Document(s) or Supplemental Definitive Document(s) (as those terms are defined under the CCF Agreement)). This Guaranty is the same instrument, agreement and document that is referred to, and as is otherwise defined as, the Compost-Miami Guaranty, under and pursuant to Section
1.29 of the CCF Agreement the CCF Agreement.

         7. Pursuant to the terms and subject to the conditions set forth in the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents, Compost, Miami and/or Bedminster have the affirmative duty and obligation, inter alia, to and for the benefit of Lionhart, LHI and/or GEP, 1) to pay and discharge timely punctually, completely and fully certain Indebtedness (as that term is defined under Section 18.01.01 of the CCF Agreement) and 2) to perform and discharge timely, punctually, completely and fully certain Obligations (as that term is defined under Section 18.01.02 of the CCF Agreement). For purposes of this Guaranty, the terms "Indebtedness" and "Obligations" shall have the same meanings and definitions as ascribed respectively to such terms under Section
18.01.01 and Section 18.01.02 of the CCF Agreement.

         8. Compost and Miami, 1) for and in consideration of (i) the delivery by Lionhart, LHI and GEP to Compost, Miami and Bedminster of the Credit (as defined under Section 2.1 of the CCF Agreement) and (ii) the execution, delivery or consummation of the agreements, promises, covenants and other undertakings by Lionhart, LHI and/or GEP as otherwise provided under the CCF Agreement, the Credit Documents and/or the Supplemental Definitive Documents ("Consideration"),


                                                              Page 1 of 11 Pages

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and 2) as an inducement to Lionhart, LHI and GEP to enter into, agree, execute and deliver, and otherwise consummate the transactions contemplated under, the CCF Agreement, the Credit Documents and the Supplemental Definitive Documents, and, 3) to additionally secure (to and for the benefit of Lionhart, LHI and GEP) the timely and complete payment of the Indebtedness and the performance and discharge of the Obligations, by and on the part of Compost, Miami and Bedminster, under and pursuant the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, Compost, Miami and Bedminster have agreed to procure, and to execute or deliver (at the Term Loan Closing on the Closing
Date), or cause to be executed and delivered (on the Term Loan Closing on the Closing Date), to and for the benefit of Lionhart, LHI and GEP, this Guaranty, without the delivery of which Lionhart, LHI and/or GEP would not exchange, execute or otherwise deliver the Consideration (including the Credit) to or for the benefit of Compost, Miami and/or Bedminster.

         NOW, THEREFORE, for good and valuable consideration, the receipt and legal adequacy of which are hereby acknowledged, and as part of the consideration of Compost and Miami for the Consideration of Lionhart, LHI and GEP, as otherwise provided under the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents, Compost and Miami hereby promise, covenant, and represent and warrant to Lionhart, LHI and GEP, and hereby agree with Lionhart, LHI and GEP, as follows:

                                   Guaranty:

         Section 1. Compost Guaranty. Compost, on an absolute, unconditional and continuing basis, hereby guarantees to Lionhart, LHI and GEP, and their respective successors and assigns, and participants and guarantors, that:

              1.01. Indebtedness. Miami and Bedminster shall timely, punctually, fully and completely pay and discharge all Indebtedness (whether any such Indebtedness is direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, joint and several, now existing or hereafter arising), for which Miami and/or Bedminster have any duty, obligation, responsibility, liability or other undertaking (either directly or indirectly, individually, independently, jointly, or jointly and severally), to pay and discharge, under and pursuant to the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, including, without limitation, 1) all Indebtedness and other amounts due and owing or that become due and owing under and pursuant to the Mortgage and the Mortgage Note, 2) all costs, reasonable attorneys' fees and other expenses paid or incurred by Lionhart, LHI and/or GEP to enforce the terms of or collect any sums under this Guaranty and/or the CCF Agreement, the Credit Documents (including, without limitation the Mortgage and the Mortgage Note) and/or the Definitive Supplemental Documents, and/or 3) all renewals and extensions thereof.

              1.02. Obligations. Miami and Bedminster shall timely, punctually, fully and completely perform and discharge all Obligations (whether any such Obligation is direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, joint and several, now existing or hereafter arising), for which Miami and/or Bedminster have any duty, obligation, responsibility, liability or other undertaking (either directly or indirectly, individually, independently, jointly, or jointly and severally), to perform and discharge, under and pursuant to the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, including, without limitation, 1) all Obligations due and owing or that become due and owing under and pursuant to the Mortgage and the Mortgage Note, 2) all costs, reasonable attorneys' fees and other expenses paid or incurred by Lionhart, LHI and/or GEP to enforce the terms of or collect any sums under this Guaranty and/or the CCF Agreement, the Credit Documents (including, without limitation the Mortgage and the Mortgage Note) and/or the Definitive Supplemental Documents, and/or 3) all renewals and extensions thereof.

              1.03. Warranties and Representations. All representations and warranties by, or on the part of Miami and/or Bedminster, and all statements set forth or otherwise disclosed, under and pursuant to the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, and/or in any Disclosure Documents, the Disclosure Documents, the Compost Disclosures, the Financial Statements, the Interim Financial Statements, the Miami Balance Sheet, the Bedminster Balance Sheet, the Miami Project Disclosures, Appendix I, II and III of the CCF Agreement, and all exhibits, attachments or accompanying documents, instruments or schedules of or to the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, are correct, accurate and complete, and do not contain any untrue statement of material fact or omit to state a material fact necessary to make any such statements not misleading.

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         Section 2. Miami Guaranty. Miami, on an absolute, unconditional and continuing basis, hereby guarantees to Lionhart, LHI and GEP, and their respective successors and assigns, and participants and guarantors, that:

              2.01. Indebtedness. Compost and Bedminster shall timely, punctually, fully and completely pay and discharge all Indebtedness (whether any such Indebtedness is direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, joint and several, now existing or hereafter arising), for which Compost and/or Bedminster have any duty, obligation, responsibility, liability or other undertaking (either directly or indirectly, individually, independently, jointly, or jointly and severally), to pay and discharge, under and pursuant to the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, including, without limitation, 1) all Indebtedness and other amounts due and owing or that become due and owing under and pursuant to the Mortgage and the Mortgage Note, 2) all costs, reasonable attorneys' fees and other expenses paid or incurred by Lionhart, LHI and/or GEP to enforce the terms of or collect any sums under this Guaranty and/or the CCF Agreement, the Credit Documents (including, without limitation the Mortgage and the Mortgage Note) and/or the Definitive Supplemental Documents, and/or 3) all renewals and extensions thereof.

              2.02. Obligations. Compost and Bedminster shall timely, punctually, fully and completely perform and discharge all Obligations (whether any such Obligation is direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, joint and several, now existing or hereafter arising), for which Compost and/or Bedminster have any duty, obligation, responsibility, liability or other undertaking (either directly or indirectly, individually, independently, jointly, or jointly and severally), to perform and discharge, under and pursuant to the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, including, without limitation, 1) all Obligations due and owing or that become due and owing under and pursuant to the Mortgage and the Mortgage Note, 2) all costs, reasonable attorneys' fees and other expenses paid or incurred by Lionhart, LHI and/or GEP to enforce the terms of or collect any sums under this Guaranty and/or the CCF Agreement, the Credit Documents (including, without limitation the Mortgage and the Mortgage
         Note) and/or the Definitive Supplemental Documents, and/or 3) all renewals and extensions thereof.

              2.03. Warranties and Representations. All representations and warranties by, or on the part of Compost and/or Bedminster, and all statements set forth or otherwise disclosed, under and pursuant to the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, and/or in any Disclosure Documents, the Disclosure Documents, the Compost Disclosures, the Financial Statements, the Interim Financial Statements, the Miami Balance Sheet, the Bedminster Balance Sheet, the Miami Project Disclosures, Appendix I, II and III of the CCF Agreement, and all exhibits, attachments or accompanying documents, instruments or schedules of or to the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, are correct, accurate and complete, and do not contain any untrue statement of material fact or omit to state a material fact necessary to make any such statements not misleading.

         Section 3. Defaults, Demands and Discharges. Compost and Miami, in conjunction respectively with Section 1 and Section 2 of this Guaranty, hereby agree, promise and covenant respectively, as follows:

              3.01. Default-Definition. An "Event of Default," under this Guaranty, is and shall be defined as, and shall mean and include, any "Event of Default" as that term is defined under Section 18.02 (and as otherwise qualified under Section 18.02.02) of the CCF Agreement, including any such "Event of Default," with respect to any such Indebtedness or Obligations, that relate to or arise from any of the Credit Documents and/or Definitive Supplemental Documents.

              3.02. Compost. Compost absolutely, unconditionally and continuously agrees, promises and covenants that, (i) in the event that Miami and/or Bedminster engage, by act or omission, in any Event of Default, with respect to any such Indebtedness or Obligations, in whole or in part, for any reason, either when any such Indebtedness is or becomes due and owing, or when any such Obligation is or becomes due or required to be performed, either by its terms or as a result of the exercise of any right, power or authority to accelerate, or (ii) upon the occurrence of any other Event of Default, by or on the part of, or that is attributable or imputable (under the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents) to Miami and/or Bedminster, Compost, upon demand (by Lionhart,

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         LHI and/or GEP, or their respective successors and assigns) and without further notice of dishonor and without any notice with respect to any matter or occurrence having been given to Compost (and/or Miami and/or Bedminster) previous to any such demand, shall immediately pay and discharge completely and fully any and all such Indebtedness and shall immediately perform and discharge completely and fully any and all such Obligations.

              3.03. Miami. Miami absolutely, unconditionally and continuously agrees, promises and covenants that, (i) in the event that Compost and/or Bedminster engage, by act or omission, in any Event of Default, with respect to any such Indebtedness or Obligations, in whole or in part, for any reason, either when any such Indebtedness is or becomes due and owing or when any such Obligation is or becomes due or required to be performed, either by its terms or as a result of the exercise of any right, power or authority to accelerate, or (ii) upon the occurrence of any other Event of Default, by or on the part of, or that is attributable or imputable (under the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents) to Compost and/or Bedminster, Miami, upon demand (by Lionhart, LHI and/or GEP, or their respective successors and assigns) and without further notice of dishonor and without any notice with respect to any matter or occurrence having been given to Miami (and/or Compost and/or Bedminster) previous to any such demand, shall immediately pay and discharge completely and fully any and all such Indebtedness and shall immediately perform and discharge completely and fully any and all such Obligations.

         Section 4. Collateral Agreements. The CCF Agreement, all Credit Documents (including, without limitation, the Mortgage, the Mortgage Note, the Compost Stock Pledge Agreement (Compost Common Stock), the Compost Stock Pledge Agreement (Miami Common Stock), the Compost Stock Pledge Agreement (Bedminster Common Stock) and the Security Agreement)) and all Definitive Supplemental Documents, are hereby incorporated by reference, and are made a part of this Guaranty with the same force and effect as though set forth completely in the terms of this Guaranty.

         Section 5. Consents, Defenses and Miscellaneous. Compost and Miami (sometimes collectively referred to hereinafter in this Guaranty as the ("Guarantor(s)"), each hereby consents, and hereby promises, covenants and agrees, that:

              5.1. Permissive Modification. The Indebtedness and/or the Obligations, or any respective part thereof, and the terms, provisions, covenants, conditions, promises, agreements, debts, liabilities, duties and responsibilities, and all other undertakings under the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, 1) may be changed, altered, amended, supplemented or otherwise modified from time to time (pursuant to the terms and subject to the conditions of and as set forth in the CCF Agreement, any or all of the Credit Documents and/or any or all of the Definitive Supplemental Documents) and/or 2) may be altered, amended, supplemented, modified, or waived, postponed or released from time to time by (or for) Compost, Miami and/or Bedminster with the advance and prior written approval and consent of Lionhart, LHI and/or GEP (pursuant to the terms and subject to the conditions of and as are set forth in the CCF Agreement, any or all of the Credit Documents and/or any or all of the Definitive Supplemental Documents, or otherwise); and,

              5.2. No Effect on Guaranty. This Guaranty, without any further or later consent or approval by Compost and/or Miami, shall remain in full force and effect, pursuant to all terms and provisions hereof, and the Guarantors shall not be released of or from any duty, obligation or undertaking under this Guaranty whatsoever, notwithstanding any such alteration, amendment, supplement, modification, waiver, postponement or release, as otherwise contemplated under Section 5.1 of this Guaranty.

              5.3. Miscellaneous. The duties and obligations of each of the Guarantors, under this Guaranty, are continuing, absolute and unconditional, irrespective of any circumstances whatsoever which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. Without limiting the generality of the foregoing, the duties and obligations of each of the Guarantors hereunder shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, 1) any amendment, modification or supplement to the Mortgage Note, the Mortgage, the CCF Agreement, the Credit Documents or the Definitive Supplemental Documents, 2) any exercise or nonexercise of or delay in exercising any right, remedy, power or privilege under or in respect of this Guaranty, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents (even if any such right, remedy, power or privilege shall be lost thereby), or any waiver, consent, indulgence or other action or inaction in respect thereof; 3) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against Compost, Miami and/or Bedminster; 4) any failure to perfect

                                                              Page 4 of 11 Pages

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         or continue perfection of, or any release or waiver of, any rights given in any property as security for the payment of any Indebtedness or the performance of any Obligations under the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents; 5) any extension of time for payment of any Indebtedness or the performance of any Obligations under the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents; 6) the genuiness, validity or enforceability of any of the Credit Documents (including, without limitation, the Mortgage, the Mortgage Note, the Compost Stock Pledge Agreement (Compost Common Stock), the Compost Stock Pledge Agreement (Miami Common Stock), the Compost Stock Pledge Agreement (Bedminster Common Stock) and/or the Security Agreement); 7) any defense that may arise by reason of the failure of any trustee to file or enforce a claim against the estate of Compost, Miami and/or Bedminster in any bankruptcy or any other proceeding; 8) any voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the Properties or assets of Compost, Miami and/or Bedminster, or any marshaling of assets and liabilities, or other similar proceeding affecting Compost, Miami and/or Bedminster, or any of their respective assets; 9) the release of Compost, Miami and/or Bedminster from performance or observance of any of the agreements, promises, covenants, terms, conditions or other undertakings as set forth in the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, or by operation of law; 10) the failure of any Person to keep the Guarantors advised of the financial condition of Compost, Miami and/or Bedminster, regardless of the existence of any duty to do so; 11) any sale or other transfer of the Miami Project and/or the Miami Site or any other material assets of Compost, Miami and/or Bedminster, or any foreclosure thereof by any Person; or, 12) any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or surety. Without limiting any rights or the terms or provisions of this Section 5.3, Lionhart, LHI and GEP, without authorization from or notice to the Guarantors, and without impairing or affecting the liability of the Guarantors hereunder, may from time to time and at their respective discretion, and with or without valuable consideration, 1) take and surrender security, exchange collateral or security by way of substitution, or in any way they deem necessary take, accept, withdraw, subordinate, alter, amend, modify or eliminate collateral, 2) add or release or discharge endorsers, guarantors, sureties, co-debtors or other obligors (including, without limitation, Miami, Compost and/or Bedminster), or 3) settle or compromise with Compost, Miami and/or Bedminster and/or any other Person liable on any of the Indebtedness or any of the Obligations, on such terms as they may determine in their respective sole discretion.

              5.4. The Guarantors shall not be entitled to any set-off, claim, reduction or diminution of any Indebtedness or Obligation, or any defense of any kind or nature to which Compost, Miami and/or Bedminster now has or hereafter may have against Lionhart, LHI and/or GEP, with respect to the payment of their Indebtedness and the performance of their Obligations under this Guaranty.

         Section 6. No Duty to Safeguard Collateral. The Guarantors hereby agree, promise and covenant that Lionhart, LHI and GEP (subject to their respective duties to act in a commercially reasonable manner and to deal fairly, as and to the extent required under applicable law) are not required to retain, hold, protect, exercise due care with respect thereto, or perfect security interests in or otherwise assure or safeguard any collateral or security that is pledged by or the part of the Guarantors (and/or of Compost, Miami and/or Bedminster) as collateral or security for the payment of the Indebtedness and/or the performance of the Obligations. No exercise or nonexercise by Lionhart, LHI and/or GEP of any of their respective rights or remedies shall in way affect any duties or obligations of the Guarantors under this Guaranty, or any security furnished or pledged by any Guarantor (and/or Compost, Miami and/or Bedminster) to secure the payment of the Indebtedness or the performance of the Obligations, or otherwise give the Guarantors any recourse whatsoever against Lionhart, LHI and/or GEP.

         Section 7. Lawsuits, Cumulative Remedies and No Waiver. The Guarantors, jointly and severally, hereby agree, promise and covenant, and hereby represent and warrant, as follows:

              7.1. Lawsuit Sequence. The Guarantors each waives any and all legal requirements that Lionhart, LHI and/or GEP, and/or their respective successors and assigns, shall or must commence or institute any action, lawsuit or proceedings (at law or in equity) against Compost, Miami and/or Bedminster, or any other Person, with respect to the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, or any part thereof, or with respect to any security or collateral pledged to or held by Lionhart, LHI and/or GEP under the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, as a condition precedent to commencing or instituting any action, lawsuit or other proceeding against the Guarantor(s) under or pursuant to this Guaranty. Lionhart, LHI and/or GEP shall have the right, in their respective sole and exclusive discretion, upon any Event of

                                                              Page 5 of 11 Pages

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         Default as otherwise provided under this Guaranty, to immediately (or at any time thereafter) commence and otherwise institute any such action, lawsuit or proceedings (at law or in equity) against the Guarantors (or any Guarantor), notwithstanding whether or not any such action, lawsuit or other such proceeding is also commenced against Compost, Miami and/or Bedminster.

              7.2. Cumulative Remedies. All remedies, that are otherwise available to Lionhart, LHI and/or GEP (and their respective successors and assigns) under the CCF Agreement, this Guaranty, the Credit Documents and/or the Definitive Supplemental Documents, or under applicable law, or by reason of this Guaranty, are separate and cumulative remedies, and no one of such remedies, whether or not exercised by Lionhart, LHI and/or GEP, or their respective successors and assigns, shall be deemed to be an exclusion of any one of the other remedies available to Lionhart, LHI and/or GEP, or their respective successors and assigns, and shall in no way limit or prejudice any other legal or equitable remedies that Lionhart, LHI and/or GEP, or their successors and assigns, or participants, may have, either under this Guaranty, or under the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, or otherwise.

              7.3. No Exhaustion. The rights of Lionhart, LHI and GEP, under this Guaranty, are cumulative, and shall not be exhausted by their respective exercise of any of their respective rights under this Guaranty or otherwise against the Guarantors, or by any number of successive actions until and unless each and all of the Indebtedness and Obligations have been punctually, timely, completely and fully paid, performed, satisfied and discharged.

              7.4. No Waiver. No failure or delay (or any forbearance or other accomodation) on the part of the Lionhart, LHI and/or GEP (or any of their respective successors and assigns), or in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. Any waiver by Lionhart, LHI and/or GEP(or any successor or assign), of a default or breach of any provision of this Guaranty (and/or of any breach or default under the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents) shall not operate as or be construed to be a waiver of any other default or breach of that provision or of any default or breach of any other provision of this Guaranty (and/or of CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents). The failure of Lionhart, LHI and/or GEP (or any successor or assign) to insist upon strict adherence to any terms of this Guaranty (and/or of the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents) on one or more occasions will not be considered a waiver or deprive Lionhart, LHI and/or GEP (or any successor or assign) of the right thereafter to insist upon strict adherence to that term or any other term of this Guaranty (and/or of the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents).

              7.5. Miscellaneous. Lionhart, LHI and GEP shall not be required to pursue any other remedies before invoking the bargain and benefits of this Guaranty, and specifically Lionhart, LHI and GEP shall not be required to exhaust their respective remedies against the Guarantors, or Compost, Miami or Bedminster, or any other co-debtors, or any surety or other guarantor, or to proceed against any security now or hereafter existing for the payment of any such Indebtedness or the performance of any such Obligations. For purposes of exercising any remedies under this Guaranty, the parties hereto recognize that Lionhart shall act for itself and as the exclusive agent of LHI and GEP, unless otherwise directed or instructed in writing by all Lenders (pursuant to the sole discretion of and unanimous decision by all such Lenders) to the Guarantors.

         Section 8. Continuing/Unconditional Guaranty. This Guaranty is an absolute, unconditional and continuing Guaranty of the payment of the Indebtedness and the performance of the Obligations, as contemplated and otherwise provided under this Guaranty, and shall remain in full force and effect until all such Indebtedness and all such Obligations, as otherwise contemplated and provided under this Guaranty, are paid or performed and discharged timely, punctually, completely and fully, whereupon, this Guaranty shall automatically terminate and the Lenders shall have no further rights hereunder. Until each and all of the terms, conditions and covenants of this Guaranty are performed, and until all Indebtedness and all Obligations are paid, performed, satisfied and discharged, as otherwise contemplated under this Guaranty (and the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents), the Guarantors shall not be released 1) by any act or thing that might, but for this Section 8, be deemed as a legal or equitable discharge of a surety or 2) by reason of any waiver, extension, modification, forbearance, or delay of Lionhart, LHI and/or GEP (or their respective successors and assigns), of any of their


                                                              Page 6 of 11 Pages
respective failure to proceed promptly or otherwise, or 3) by reason of any further obligation, agreement or undertaking, and the Guarantors hereby expressly waive and surrender any defense to their liabilities and duties under this Guaranty based upon any of the foregoing, acts, things, agreements or waivers. This Guaranty is and shall become effective immediately upon execution and delivery of this Guaranty by the Guarantors to Lionhart, LHI and GEP, at the Term Loan Closing on the Closing Date (as contemplated under the CCF Agreement).

         Section 9. Waiver of Demand/Protest/Defenses. The Guarantors each hereby waive presentment for payment, demand, protest, notice of demand or protest and/or of dishonor, notice of acceptance hereof, notices of default, and all other notices now or hereafter provided by law, and/or diligence in collecting and in bringing or commencing any lawsuit, action or other proceeding (under this Guaranty, or the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, or under applicable law, or otherwise). Lionhart, LHI and GEP shall not have any duty or obligation to notify the Guarantors of their respective acceptance of this Guaranty or of any advances made or credit extended on the faith hereof, or the failure of any Guarantor or of Compost, Miami and/or Bedminster to pay of the Indebtedness or to perform any of the Obligations as any such Indebtedness and Obligations mature, or otherwise, or to use diligence in preserving the liability of any Person (including, without limitation, Compost, Miami and/or Bedminster, or any Guarantor) on the Indebtedness or under the Obligation. To the fullest extent permitted by applicable law, the Guarantors waive all defenses given to sureties and guarantors at law or in equity other than the actual payment of the Indebtedness and the actual performance of the Obligations, and waive, to the fullest extent permitted by applicable law, all defenses based upon questions of validity, legality or enforceability of 1) this Guaranty, 2) the CCF Agreement,
3) the Credit Documents, 4) the Definitive Supplemental Documents, or 5) any and all of the Indebtedness and Obligations.

         Section 10. Subrogation. The Guarantors hereby agree, promise and covenant, jointly and severally with respect to Section 10.01 of this Guaranty, and Compost and Miami hereby agree, promise and covenant respectively with respect to Section 10.02 and Section 10.03, as follows:

              10.01. Guarantors' Joint Subrogation. If, and in the event, that the Guarantor(s) shall advance or become obligated to pay any sums toward any Indebtedness or Obligations under this Guaranty, or, if in the event and for any reason Compost, Miami and/or Bedminster hereafter become indebted to the Guarantors, the amount of each such sum and of such indebtedness shall at all times be subordinate as to lien, time of payment, and in all other respects, to the amounts owed or owing to Lionhart, LHI and/or GEP under the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, or any right to participate in any way therein, or in the right, title or interest of Lionhart, LHI and/or GEP in and to any security or collateral under any of the Credit Documents (including, without limitation, in and to the Mortgaged Miami Site under the Mortgage and/or in and to any Collateral under the Security Agreement, the Compost Stock Pledge Agreement (Compost Common Stock), the Compost Stock Pledge Agreement (Miami Common Stock) and/or the Compost Stock Pledge Agreement (Bedminster Common Stock)), notwithstanding any payments made by the Guarantor(s) toward the satisfaction of any Indebtedness or Obligations guaranteed under this Guaranty, or any payments made by the Guarantor(s) under this Guaranty, all rights of subrogation and participation being hereby expressly waived and released.

              10.02. Compost's Independent Subrogation. The payment by Compost of any Indebtedness or the performance of any Obligation under and as provided under this Guaranty, shall not in any way entitle Compost to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Indebtedness or the Obligations, or any proceeds thereof, or any security therefor. Compost hereby and absolutely and unconditionally waives 1) any claim or other right, now existing or hereafter arising, against Miami and/or Bedminster or any other Person primarily or contingently liable for all or any part of any such Indebtedness or Obligations, that relates to or arises from or by virtue of the existence or performance of this Guaranty, including, without limitation, (i) any right of subrogation, reimbursement, exoneration, contribution, indemnification, or other right to payment, whether or not such right is reduced to judgement, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (ii) any right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to a judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, and 2) any right to participate or share in any right, remedy or claim of creditor against any of Miami's and/or Bedminster's income, Properties or assets or with respect to any collateral or other security for all or any part of the Indebtedness or Obligations, or any other right or claim of a creditor to any recourse to and with respect to any assets, income or

                                                              Page 7 of 11 Pages

         Properties of Miami and/or Bedminster.

              10.03. Miami's Independent Subrogation. The payment by Miami of any Indebtedness or the performance of any Obligation under and as provided under this Guaranty, shall not in any way entitle Miami to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Indebtedness or the Obligations, or any proceeds thereof, or any security therefor. Miami hereby and absolutely and unconditionally waives 1) any claim or other right, now existing or hereafter arising, against Compost and/or Bedminster or any other Person primarily or contingently liable for all or any part of any such Indebtedness or Obligations, that relates to or arises from or by virtue of the existence or performance of this Guaranty, including, without limitation, (i) any right of subrogation, reimbursement, exoneration, contribution, indemnification, or other right to payment, whether or not such right is reduced to judgement, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (ii) any right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to a judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, and 2) any right to participate or share in any right, remedy or claim of creditor against any of Compost's and/or Bedminster's income, Properties or assets or with respect to any collateral or other security for all or any part of the Indebtedness or Obligations, or any other right or claim of a creditor to any recourse to and with respect to any assets, income or Properties of Compost and/or Bedminster.

         Section 11. General Waiver of Defenses. The Guarantors, jointly and severally, waive any all defenses to any action, lawsuit or proceeding that is commenced or instituted to enforce this Guaranty, or any part of this Guaranty, either at law or in equity, except for the sole defense that any such Indebtedness has paid and discharged or that any such Obligation has been performed and discharged, pursuant to the terms thereof. Without limiting the foregoing, and only for purposes of illustration, the Guarantors specifically waive any and all technical, dilatory or nonmeritorious defenses, and any defense predicated upon 1) the legal capacity or authority of any Guarantor, or of any of their respective officers, to sign, execute, deliver or otherwise perform their respective obligations under this Guaranty, 2) any change or modification in the terms of any Indebtedness or any Obligation, or in the terms of the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, 3) indulgence or forbearance in the enforcement of any term of the CCF Agreement, the Credit Documents (including, without limitation, the Mortgage Note and/or the Mortgage) and/or the Definitive Supplemental Documents, or any other instrument (including, without limitation, the Mortgage) securing, affecting or modifying the Mortgage Note or any other term of the Indebtedness or Obligations, 4) change in the ownership of the Miami Site (or the Mortgaged Miami Site) or in any other collateral or other security that is or was pledged by the Guarantors (or Compost, Miami and/or Bedminster) to secure any Indebtedness or Obligations, 5) a release of all or any part of any security or collateral, whether or not for valuable consideration or otherwise, that is or was pledged by the Guarantors (or Compost, Miami and/or Bedminster) to secure any Indebtedness or Obligations, 6) the acquisition of additional security or collateral, 7) the substitution of different security in exchange or exchanges for part or parts of the original security, 8) the fact or alleged fact that there may be Persons other than the Guarantors, solvent and responsible for the payment of any Indebtedness or the performance of any Obligations, 9) that any applicable statute of limitations bars any such action, lawsuit or proceeding to enforce this Guaranty, or any part of it, or 10) other usual and customary equitable defenses that are asserted generally as a technical defense to any such action, lawsuit or proceeding to enforce this Guaranty, or any part of it, such as laches, lack of clean hands or otherwise.

         Section 12. Bankruptcy/Preferences. The Guarantors hereby agree, promise and covenant, and hereby agree with Lionhart, LHI and GEP, as follows:

              12.01. Bankruptcy/Insolvency Proceedings. Except as otherwise provided by applicable law, 1) any duty or liability of Compost, under and pursuant to this Guaranty, shall not be affected by the liquidation, readjustment, reorganization, receivership, bankruptcy, other insolvency proceeding, or otherwise, of Miami and/or Bedminster, or the acceptance of any settlement or composition offered or paid by Miami or Bedminster pursuant to any such liquidation, readjustment, reorganization, receivership, bankruptcy, other insolvency proceeding, or otherwise, and 2) any duty or liability of Miami, under and pursuant to this Guaranty, shall not be affected by the liquidation, readjustment, reorganization, receivership, bankruptcy, other insolvency proceeding, or otherwise, of Compost and/or Bedminster, or the acceptance of any settlement or composition offered or paid by Compost or Bedminster, pursuant to any such liquidation, readjustment, reorganization, receivership, bankruptcy, other insolvency proceeding, or otherwise.

                                                              Page 8 of 11 Pages

              12.02. No Proof of Claim/Effect. The failure by Lionhart, LHI and/or GEP to file or enforce a claim against the estate (either in administration, bankruptcy, reorganization, receivership, liquidation, readjustment or other insolvency proceeding) of Compost, Miami and/or Bedminster, shall not, to the fullest extent permissible under applicable law, affect the duties or liabilities of the Guarantors under this Guaranty. The failure by Lionhart, LHI and/or GEP to file or enforce a claim against the estate (either in administration, bankruptcy, reorganization, receivership, liquidation, readjustment or other insolvency proceeding) of a Guarantor, shall not, to the fullest extent permissible under applicable law, affect the duties or liabilities of the other Guarantor under this Guaranty.

              12.03. Preferences. In the event any payment by Compost, Miami and/or Bedminster to Lionhart, LHI and/or GEP is held to constitute a preference under Title 11 of the United States Bankruptcy Code, or if for any reason Lionhart, LHI and/or GEP is or are required to refund any such payment or pay the amount thereof to any other Person (including, without limitation, any trustee, receiver, liquidator, conservator, or otherwise), then any such payment by Compost, Miami and/or Bedminster shall not constitute a payment of any such Indebtedness or the performance of any such Obligation, and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

         Section 13. Legal Authority/Compliance/Miscellaneous. The Guarantors, jointly and severally, each hereby represent and warrant, and hereby promise, agree and covenant, as follows:

              13.01. General Board Authorization. Each of the Guarantors has all necessary corporate power and authority, pursuant to the approval by and the duly adopted resolutions of their respective Board of Directors, and otherwise, to execute and deliver this Guaranty, and to perform their respective duties and obligations contemplated and as otherwise provided under this Guaranty.

              13.02. No Violations. The execution and delivery of (and the performance and consummation transactions contemplated under) this Guaranty, will not (i) conflict with or violate the Certificate of Incorporation or By-Laws of any Guarantor, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to any Guarantor or by which its or any of their respective Properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Properties or assets of any of the Guarantors pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, insurance policy or other instrument or obligation to which any such Guarantor is a party, or by which any such Guarantor or its or any of their respective Properties are bound or affected.

              13.03. No Required Governmental Consents. The execution and delivery of (and the performance and consummation transactions contemplated under) this Guaranty by each of the Guarantors does not and will not, require any consent, approval, authorization or permit from any Governmental Authority which has not been obtained.

              13.04. Authority of Officers. The Guarantors each have good right and lawful authority, through their designated and respective officers and representatives who have signed and delivered this Guaranty, for and on behalf of the respective Guarantors, to execute, deliver and consummate the transactions contemplated under this Guaranty.

              13.05. Enforceability. This Guaranty is a legal, valid and binding obligation of Compost and Miami, enforceable against Compost and Miami in accordance with the terms of this Guaranty, and there is no action or proceeding at law or in equity, or by or before any court or Governmental Authority now pending or to the knowledge of Compost and Miami threatened or affecting Compost or Miami, that may materially and adversely affect Compost or Miami.

              13.06. Execution by Parties. Any person or party executing this Guaranty in a representative capacity, acknowledges, warrants and represents 1) that he or she is an official representative of the firm or corporation in whose name he or she is executing this Guaranty, 2) that he or she possesses full and complete authority to bind said firm or corporation to the full and faithful performance of all conditions, terms, provisions, covenants, warranties and representations as contained in this Guaranty, and 3) that all other parties are relying on these representations and


                                                              Page 9 of 11 Pages
         warranties as a material inducement to accept delivery of this Guaranty, in consideration of and in exchange for the delivery and/or execution by Lionhart, LHI and GEP of 1) the Credit, 2) the CCF Agreement, 3) the Credit Documents and 4) the Definitive Supplemental Documents, and the acceptance by Lionhart, LHI and GEP from Compost, Miami and Bedminster of 1) the CCF Agreement, 2) the Credit Documents and 3) the Definitive Supplemental Documents.

         Section 14. Applicable Law, Jurisdiction and Venue. The Guarantors, jointly and severally, each hereby represent and warrant, and hereby promise, agree and covenant, as follows:

              14.01. This Guaranty shall be governed by, construed in accordance with, and shall be enforced under, the laws of the State of New Jersey, exclusive of its rules relating to conflict of laws.

              14.02. Subject to applicable conflict of laws principles, Compost and Miami each shall accept venue with respect to all claims, actions or lawsuits that relate to or arise from this Guaranty, in any state court or U.S. Court of competent jurisdiction that sits in Newark, New Jersey. Compost and Miami, under this Guaranty, each hereby, and irrevocably and unconditionally, for itself and its Properties, submits to the jurisdiction of any such New Jersey court or U.S. Court sitting in Newark, New Jersey, and any appellate court with jurisdiction thereover, in any action or proceeding relating to or arising from this Guaranty, the CCF Agreement (exclusive of the Mortgage), the Credit Documents and/or the Definitive Supplemental Documents, or for the recognition or enforcement of any judgment, and each of the Guarantors under this Guaranty hereby, and irrevocably and unconditionally, agrees, promises and covenants that all such claims in respect of any such action or proceeding shall be heard, determined and adjudicated in by any such New Jersey court or, to the extent permitted by applicable law, by any such U.S. Court. Each of the Guarantors under this Guaranty agrees, promises and covenants that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

              14.03. Each of the Guarantors under this Guaranty hereby, and irrevocably and unconditionally, waives, to the fullest extent under applicable law, any defense or objection that it may now or hereafter have 1) to the laying of venue of any suit, action or proceeding relating to or arising from this Guaranty, the CCF Agreement, the Credit Documents (exclusive of the Mortgage) and/or the Definitive Supplemental Documents, in any such New Jersey court or U.S. Court sitting in Newark, New Jersey, or 2) to the personal jurisdiction and/or preferred and proper venue of any such New Jersey court or any such U.S. Court in Newark, New Jersey.

         Section 15. Captions/Headings. The captions and headings that are set forth in this Guaranty are for the purpose of convenience only and are not intended to be a part of this Guaranty and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

         Section 16. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any applicable jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         Section 17. Binding Obligations. The terms and provisions, and promises, covenants and undertakings of this Guaranty, shall bind and be enforceable against and upon each Guarantor, jointly and severally, and their respective successors and assigns and other legal agents and representatives, and shall inure to the benefit of Lionhart, LHI and GEP, and their respective successors and assigns, transferees, credit participants, guarantors and endorsees. The failure of any Person to execute or be bound by this Guaranty shall not release or affect the liability of the other Guarantor or any other such Person, and the liability of any Guarantor under this Guaranty is not conditioned or contingent upon, or otherwise subject to obtaining or retaining the primary or secondary liability of any Person (including, any other Guarantor, or Compost, Miami and/or Bedminster) with respect to all or part of the Indebtedness and/or the Obligations.

         Section 18. Time of the Essence. Time is hereby declared to be of the essence of this Guaranty, and of every part hereof.

         SECTION 19. JURY WAIVER. THE GUARANTORS EACH DO HEREBY KNOWINGLY,

                                                             Page 10 of 11 Pages

VOLUNTARILY, IRREVOCABLE, UNCONDITIONALLY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE CCF AGREEMENT, THE CREDIT DOCUMENTS (EXCLUSIVE OF THE MORTGAGE) AND/OR THE DEFINITIVE SUPPLEMENTAL DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON. THIS IRREVOCABLE WAIVER OF THE RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LIONHART, LHI AND/OR GEP TO DELIVER THE CREDIT, AND TO EXECUTE AND DELIVER, AND OTHERWISE CONSUMMATE THE TRANSACTIONS CONTEMPLATED UNDER, THE CCF AGREEMENT, THE CREDIT DOCUMENTS AND THE DEFINITIVE SUPPLEMENTAL DOCUMENTS.

         Section 20. Assignment. This Guaranty, and any rights hereunder, may be assigned by the Lenders, or any of their respective participants and/or successors and assigns, at their sole discretion and option. This Guaranty may not be assigned by any Guarantor or the Guarantors, and the Guarantors shall not delegate any of their duties under this Guaranty, in whole or in part, without the advance written consent of the Lenders (pursuant to which any such consent may be granted or withheld in the sole discretion of the Lenders).

         Section 21. Counterparts/Facsimile. This Guaranty may be executed in any number of counterparts, and each by fax, e-mail or other digital or telephonic transmission, each of which shall be an original, but all of which together will constitute one and the same instrument.

         Section 22. Notices. Any notices, if any, by or to the Guarantors, or by or to Lionhart, LHI and/or GEP, under this Guaranty, may be given as provided under Section 20.04 of the CCF Agreement.

         Section 23. Written Instrument Requirement. This Guaranty cannot be altered, amended, modified or discharged orally and no executory agreement shall be effective to modify or discharge this Guaranty, in whole or in part, unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment or discharge is sought.

         Section 24. Definitions. All capitalized terms that are set forth in this Guaranty, and that are not expressly defined under this Guaranty, shall have the meanings and definitions that are assigned or ascribed to such terms in the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents.

         Section 25. Incorporation of Documents. The CCF Agreement, the Credit Documents (including the Mortgage, the Mortgage Note, the Security Agreement, the Compost Stock Pledge Agreement (Compost Common Stock), the Compost Stock Pledge Agreement (Miami Common Stock) and the Compost Stock Pledge Agreement (Bedminster Common Stock)) and the Definitive Supplemental Documents, and all other agreements, instruments or other documents that are referred to in this Agreement, are hereby incorporated by reference and form a part of this Guaranty.

         Section 26. Recital Paragraphs/Incorporation. The Recital Paragraphs that are set forth on Pages 1-2 of this Guaranty, are hereby made part of this Guaranty, as if set forth in their complete terms under this Section 26.

         Section 27. Default-Construction. The terms "default," "breach" or "violation," or other such or similar references, when used in this Guaranty in conjunction with or in reference to any "default," "breach" or "violation" of the terms of any Indebtedness and/or Obligations, shall be construed and interpreted, and shall mean and include, any "Event of Default" as those terms are defined under the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents.

         IN WITNESS WHEREOF, Compost and Miami, as Guarantors under this Guaranty, and Lionhart, LHI and GEP, have executed and delivered this Guaranty on and as of this 30th day of October, 1998.


               Guarantors:            COMPOST AMERICA HOLDING COMPANY, INC.


                                      -----------------------------------------
                                      Roger E. Tuttle

                                                             Page 11 of 11 Pages

                                      President and Chief Executive Officer



                                      MIAMI RECYCLING AND COMPOSTING CO., INC.


                                      -----------------------------------------
                                      Roger E. Tuttle
                                      President and Chief Executive Officer














                                                             Page 12 of 11 Pages